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                                                                                                       Exhibit 99.3


               INTEGRATED MEDICAL RESOURCES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets

                                         March 31, 1998                              Pro-Forma
                                           as filed in                             May 29, 1998        April 30, 1998
                                            Form 10-Q        April 30, 1998           Equity              Pro-Forma
               ASSETS                      (unaudited)         (unaudited)        Transactions(1)         Unaudited

CURRENT ASSETS:
Cash and cash equivalents............    $     576,791       $     206,948           $2,741,875          $2,948,823
Accounts receivable, less
allowance of $1,984,593 at
3/31/98 and $1,985,462 at
4/30/98..............................        8,828,427           8,598,494                                8,598,494
Supplies.............................          381,172             379,211                                  379,211
Prepaid expenses.....................          157,439             221,307                                  221,307
                                           -----------        ------------                             ------------
   Total current assets..............        9,943,829           9,405,960            2,741,875          12,147,835
                                            ----------         -----------            ---------          ----------
NON-CURRENT ASSETS:
Property and equipment:
   Office equipment and software.....        1,920,454           1,920,454                                1,920,454
   Furniture, fixtures and
   equipment.........................        6,365,728           6,375,865                                6,375,865
   Leasehold improvements............           51,836             151,836                                  151,836
                                          ------------        ------------                             ------------
      Total..........................        8,438,018           8,448,155                                8,448,155
   Accumulated depreciation..........      (3,160,664)         (3,300,151)                              (3,300,151)
                                            ---------           ---------                                ---------
                                             5,277,354           5,148,004                                5,148,004
                                            ----------          ----------                               ----------
Intangible assets....................          156,577             176,073                                  176,073
Other assets.........................          293,391             272,722                                  272,722
TOTAL ASSETS.........................      $15,671,151         $15,002,759           $2,741,875         $17,744,634
                                           ===========         ===========           ==========         ===========




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               INTEGRATED MEDICAL RESOURCES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets

                                         March 31, 1998                              Pro-Forma
                                           as filed in                             May 29, 1998        April 30, 1998
           LIABILITIES AND                  Form 10-Q        April 30, 1998           Equity              Pro-Forma
         STOCKHOLDERS EQUITY               (unaudited)         (unaudited)         Transactions           Unaudited

CURRENT LIABILITIES:
Accounts payable.....................     $3,028,283           2,622,045                                2,622,045
Accrued payroll......................        696,177             602,453                                  602,453
Accrued advertising..................        729,371             826,251                                  826,251
Accrued restructuring charge.........        529,591             357,924                                  357,924
Other accrued expenses...............         89,361              95,323                                   95,323
Working capital line of credit.......      2,856,744           2,712,271                                2,712,271
Current portion of long-term debt....      2,902,476           2,995,070          (1,273,846)           1,721,224
Current portion of capital lease
obligations..........................        205,188             202,926                                  202,926
                                         -----------        ------------          -----------          ----------
   Total current liabilities.........     11,037,191          10,414,263          (1,273,846)           9,140,417
                                          ----------          ----------          -----------           ---------
NON-CURRENT LIABILITIES:
Deferred rent........................        202,835             205,197                                  205,197
Long-term debt, less current               2,631,799             959,170                                  959,170
portion..............................
Capital lease obligations, less
current portion......................        106,564              87,979                                   87,979
                                          ----------          ----------                              -----------
   Total non-current liabilities.....      2,941,198           1,252,346                                1,252,346
                                           ---------           ---------                                ---------
STOCKHOLDERS' EQUITY:
Preferred stock, $.0001 par value:
   Authorized shares - 1,696,698.....
   Issued and outstanding shares -
   none..............................            ---                 ---                                      ---
Common stock, $.001 par value:
   Authorized shares - 10,000,000....
   Issued and  outstanding shares -
   6,963,616.........................          6,964               8,073                1,926               9,999
Treasury stock, at cost..............       (11,347)            (11,347)                                 (11,347)
Additional paid-in capital...........     18,719,548          21,049,003            4,030,971          25,079,974




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               INTEGRATED MEDICAL RESOURCES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets

Accumulated deficit..................    (17,022,403)        (17,709,579)          (17,176)(2)        (17,726,755)
                                         ------------        ------------          --------           ------------
   Total stockholders' equity........       1,692,762           3,336,150            4,015,721           7,351,871
                                         ------------        ------------          -----------        ------------
TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY..................     $15,671,151         $15,002,759           $2,741,875         $17,744,634
                                          ===========         ===========           ==========         ===========
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(1)      Reflects the conversion to common stock of amounts previously loaned to the  Company  by  Kardatzke  Management,  Inc.,  Institutional  Venture
         Partners  VI  Limited   Partnership  and  its  affiliates  and  Frazier
         Healthcare  II L.P. as approved by the  shareholders  of the Company on
         May 29, 1998 and as  described  in more detail in the  Company's  proxy statement for the 1998 Annual Shareholders Meeting.
(2)      The April 1998 Balance Sheet is being presented proforma,  however, the actual equity  transaction  occurred May 29, 1998. As such, this amount represents the amortization of the discounted  convertible note for the month of May.



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